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                                                                    Exhibit 23.1



                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (No. 333-67379) on Form S-8 pertaining to the Crown Castle International Corp. 401(k) Plan of our report dated June 13, 2002, with respect to the financial statements of the Crown Castle International Corp. 401(k) Plan included in this Annual Report (Form 11-K) for the years ended December 31, 2001 and 2000.


/s/ KPMG LLP

Pittsburgh, Pennsylvania
June 28, 2002

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